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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-74095) of International Lease Finance Corporation and in the related Prospectus of our report dated February 9, 1999, with respect to the consolidated financial statements and schedule of International Lease Finance Corporation included in this Annual Report (Form 10-K) for the year ended December 31, 1998.

                                                PricewaterhouseCoopers LLP

Los Angeles, California
March 17, 1999